XYLEM INC. Q2 2013 EARNINGS RELEASE JULY 30, 2013 Exhibit 99.2

FORWARD-LOOKING STATEMENTS

Q2 2013 EARNINGS RELEASE
This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the “Company”)
from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the
Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future  —  including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results  —  are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

Q2’13 XYLEM RESULTS
Q2 2013 EARNINGS RELEASE * See appendix for non-GAAP reconciliations
Weak Industrial & Public Utility (Capex)
Markets, Partially Offset by U.S.
Residential & Commercial  Building
Services, and Agriculture
Challenging European Market Conditions
Constant
Currency
Basis *
Volume Decline, and Unfavorable Foreign
Exchange Impacts
Partially Offset by Cost Reduction Initiatives,
and Restructuring & Realignment Actions
Lower Income, Timing of Tax Payments,
Unfavorable Working Capital
Book to Bill 1.05
Constant
Currency
Basis *
(Dollars In Millions, Except per Share Data)
Orders $1,009 +4%
Revenue $960 -1%
Gross Margin 38.6% -100 bps
Operating Margin* 10.2% -380 bps
EPS * $0.36
Free Cash Flow * $2
FINANCIAL PERFORMANCE SUMMARY FINANCIAL PERFORMANCE SUMMARY

Q2 2013 EARNINGS RELEASE
XYLEM GUIDANCE UPDATE
•
Reflects 1H Performance & Current Market Conditions
•
Negative Foreign Exchange Impacts
•
Acquisitions In-Line … Includes Pollmann Pumpen
•
Executing Additional Cost Reduction Plans
•
On Track to Deliver Restructuring & Realignment Benefits
(Dollars In Millions, Except per Share Data)
* See appendix for non-GAAP reconciliations
Mid-Point Roll-Forward           Revenue            EPS*           Notes
Previous Guidance $3,925 $1.84 Organic Growth 0% to 1%
FX Translation ($70)          ($0.09) Stronger USD & SEK
Operations ($135)          ($0.30) Organic Growth -4% to -3%; -4 pt. Revision
Revised Guidance $3,720           $1.45
MANAGING THROUGH A SLOW MARKET RECOVERY …
ACCELERATING COST ACTIONS

Build High-Performance Culture
Deliver Customer Value
Drive Profitable Growth
Improve Business Sustainability
Unique Global Assets
Become the World's Trusted Leader in Solving Water Issues

xylem Let's Solve Water

BUSINESS UPDATE
Q2 2013 EARNINGS RELEASE
FOCUSED ON DRIVING LONG-TERM STRATEGY
DELIVER CUSTOMER VALUE
•
Application Expertise Resulting in Key Treatment Project Order Wins
•
Partnering with Visenti to Provide Energy Audit in Singapore
DRIVE PROFITABLE GROWTH
•
Advancing Acquisition Strategy … Completed the Acquisition of Pollmann Pumpen
•
Vitality Index Continues to Improve … Strong Pipeline of New Product Launches
–
YSI and Ecocirc Products Recognized with Industry Awards
•
Accelerating Geographic Expansion … Strong Performance in Key Markets
IMPROVE BUSINESS SUSTAINABILITY
•
Accelerating Cost Actions … Strict Cost Control Initiatives In Place
•
Continuing to Drive Cost Savings Through Lean and Global Sourcing Initiatives
•
Focused on Business Simplification Initiatives

Q2’13 XYLEM PERFORMANCE
OPERATING INCOME* OPERATING INCOME*
(Dollars, In Millions)
(Dollars, In Millions)
REVENUE REVENUE
+
Strong U.S. Performance (All End Markets)
–
Weak European Public Utility & Industrial
–
Emerging Market Project Delays Coupled
with Mining Slowdown/Disruption
–
Pricing Pressure
–
Unfavorable Foreign Exchange
=
Acquisitions In-line
=
Restructuring On Track
OI% 11.8% -120 bps -30 bps -10 bps 10.2%
EPS & OP MARGIN%* EPS & OP MARGIN%*
-1% -3%
Organic
Growth
11.8% 10.2% OI%
Q2 2013 EARNINGS RELEASE
6
Vs. Internal
Expectations
* See appendix for non-GAAP reconciliations
Q2'13
Expectation
Q2'13
Actual
991
960
Q2'13
Expectation
Q2'13
Actual
117
98
Adjusted
Q2'13
Expectation
Volume/ Price FX Adjusted
Q2'13
Actual
$0.05
$0.01
$0.01
$0.43
$0.36
Other

Q2’13 XYLEM PERFORMANCE
Q2 2013 EARNINGS RELEASE
OPERATING INCOME* OPERATING INCOME*
Q2 GROWTH Q2 GROWTH
Organic -3%
Acquisitions 2%
Constant
Currency
-1%
-1%
(Dollars, In Millions)
(Dollars, In Millions)
-27%
ORGANIC PERFORMANCE
By End Market By Geography
–
Industrial
–
Europe
–
Public Utility U.S.
Commercial
–
Emerging Markets
Residential
Agriculture
REVENUE REVENUE
* See appendix for non-GAAP reconciliations
MODEST U.S. IMPROVEMENT OFFSET BY CONTINUED EUROPEAN MARKET WEAKNESS
Price +0.3% FX -0.9% Euro HQ -0.2%
Q2'12 Q2'13
966
960
Q2'12 Q2'13
135
98
Q2'12
Op Margin*
Volume, Mix,
& Other
Cost
Reductions &
Price
Material,
Labor,
& OH
FX/Acq Q2'13
Op Margin*
3.7%
2.5%
1.2%
3.6% 14.0%
10.2%
Inflation
–
Mining Weakness
China, Russia
–
Project Timing/Demand

Q2’13 XYLEM PERFORMANCE
Q2 2013 EARNINGS RELEASE * See appendix for non-GAAP reconciliations
CHALLENGING MARKET CONDITIONS CONTINUE TO IMPACT BOTTOM LINE CHALLENGING MARKET CONDITIONS CONTINUE TO IMPACT BOTTOM LINE
Volume/Other -$0.13
Restruct. Savings +$0.02
Tailwinds
New Product Launches & Price
Cost Reductions & Restructuring Savings
European Realignment Benefit
Headwinds
Volume (Market Conditions)
Inflation
Foreign Exchange
Adjusted
Q2'12 EPS
Core
Operations
European
Realignment
FX Adjusted
Q2'13 EPS
$0.49
$0.36
$0.11
$0.03
$0.01
EPS*

Q2’13 WATER INFRASTRUCTURE PERFORMANCE
Q2 2013 EARNINGS RELEASE
OPERATING INCOME*
-2%
(Dollars, In Millions)
(Dollars, In Millions)
REVENUE REVENUE
* See appendix for non-GAAP reconciliations
FACING SIGNIFICANT EUROPEAN MARKET  WEAKNESS & FX HEADWIND FACING SIGNIFICANT EUROPEAN MARKET  WEAKNESS & FX HEADWIND
(Organic Performance)
Transport -6%; Treatment -12%; Test -2%
–
Europe Down Mid Single Digits
–
Treatment Project Delays, Funding
Constraints and PY Biogas Compare
–
Southern Europe Continues to Decline
+
Partially offset by Analytics (+MSD)
–
U.S. Down Low Single Digits
–
Industrial Dewatering (Coal Mining)
–
Emerging Markets Down High Single Digits
–
Projects Timing (Latin America/Middle East)
Euro HQ -0.3%
FX -1.6%
-33%
Q2'12 Q2'13
94
Q2'12 Q2'13
609
596
63
Q2'12
Op Margin*
Volume,
Mix, & Other
Cost
Reductions
Material,
Labor,
& OH
Inflation
FX/Acq Q2'13
Op Margin*
15.4%
10.6%
3.8%
2.5%
2.0%
3.5%
Q2 GROWTH
Organic -6%
Acquisition +4%
Constant
Currency
-2%

Q2’13 APPLIED WATER PERFORMANCE
Q2 2013 EARNINGS RELEASE
+2%
(Dollars, In Millions)
(Dollars, In Millions)
* See appendix for non-GAAP reconciliations
STRONG U.S. & EMERGING MARKETS PERFORMANCE STRONG U.S. & EMERGING MARKETS PERFORMANCE
(Organic Performance)
Building Svcs +3%; Ind’l Water -2%; Irrigation +10%
+
Strong U.S. Performance, Up Mid Single Digits
+
Residential & Ag up Double-Digits
+
Improving Commercial Market
–
Partially Offset by Slow Industrial Market
+
EM Markets Up High Single Digits
+
Russia & China Maintain Double-Digit Pace
–
So. European Market Continues to Decline
Price +0.7%
Q2 GROWTH Q2 GROWTH
REVENUE REVENUE
OPERATING INCOME* OPERATING INCOME*
Q2'12 Q2'13
373
381
Organic +1%
Acquisition 0%
Constant
Currency
+1%
Q2'12 Q2'13
52
-2%
51
Q2'12
Op Margin*
Volume, Mix,
& Other
Cost
Reductions &
Price
Material,
Labor,
& OH
Inflation
Q2'13
Op Margin*
13.9%
13.4%
1.7%
2.4%
3.6%

Q2 2013 EARNINGS RELEASE
XYLEM FINANCIAL POSITION
Free Cash Flow * Free Cash Flow *
•
Free Cash Flow Decline
•
Lower Income
•
Timing of Tax Payments
•
Unfavorable Working
Capital
•
Capex > 1 Reinvest. Ratio
Capital Summary/Liquidity Capital Summary/Liquidity
•
Strong Cash Position
•
No Significant Debt Maturities Until ‘16
•
1.4x Net Debt/Adj. TTM EBITDA
•
$600M Revolving Credit Facility - Unutilized
•
Access to Commercial Paper - Unutilized
Working Capital as % Revenue ** Working Capital as % Revenue **
FCF% 54% 2%
June 30, 2013
Cash 360
Debt 1,204
Net Debt 844
Shareholders’ Equity 2,052
Net Capital 2,896
Net Debt to Net Capital 29%
(Dollars, In Millions)
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP-Customer Advances) / Revenue (Adjusted for Acquisitions)
Q2'12
YTD
Q2'13
YTD
86
2
Q2'12 Operations FX Q2'13
1.1%
0.1%
23.1%
24.3%

Q2 2013 EARNINGS RELEASE
GUIDANCE UPDATE
EPS*
(Mid-Point Roll-Forward)
Previous Guidance $1.84
Operations $(0.30)
Foreign Exchange $(0.09)
Current Guidance $1.45
Reflecting Significant Headwinds
–
Europe Weaker Than Expected
–
Slow U.S. Industrial Market
–
Emerging Markets Weakness
–
Significant FX Headwind
+
Partially offset by Additional Cost Actions
Revenue (Mid-Point Roll-Forward)
Previous Guidance $3,925
Volume/Price (135)
Foreign Exchange (70)
Current Guidance $3,720
End Market
Performance
Previous
Outlook
FY’13 vs. PY
1H’13
vs. PY
Current Outlook
FY’13 vs. PY
Industrial
(43% of Revenue)
Flat to Up
Low Single Digits
Down High
Single Digits
Down Mid
Single Digits
Public Utility
(35% of Revenue)
Flat
Down High
Single Digits
Down Mid
Single Digits
Commercial
(11% of Revenue)
Flat to Up
Low Single Digits
Down Low
Single Digits
Flat to Up Low
Single Digits
Residential
(8% of Revenue)
Flat to Up
Low Single Digits
Up Low
Single Digits
Up Low
Single Digits
Agriculture
(3% of Revenue)
Flat
Up High
Single Digits
Up Mid
Single Digits
(Dollars, In Millions) (Dollars, In Millions)
* See appendix for non-GAAP reconciliations

Q2 2013 EARNINGS RELEASE
2H PLANNING ASSUMPTIONS
+
Modest U.S. Market Improvement
•
Continued Strength in Residential & Commercial
•
Mixed Industrial End Market Dynamics
•
Stable Public Utility Opex/Capex Delays
+
Emerging Markets Improvement
=
Europe Remains Challenged
–
Mining Weakness (CAN/AUS)
+2%
Sequential
Growth
+
Sequential Volume Growth
+
Acquisitions (1H Burdened w/Purchase Price Acctg)
+
2H Incremental Restructuring Savings
+
Cost Containment/Acceleration of Cost Reductions
–
Foreign Exchange Headwind
–
Investment to Support New Product Launches
OI% 9.6% 11.8% 10.7%
OPERATING INCOME* OPERATING INCOME*
(Dollars, In Millions)
REVENUE REVENUE
* See appendix for non-GAAP reconciliations
(Dollars, In Millions)
1H'13
Actual
2H'13
Guidance
FY'13
Guidance
1,839
1,881
3,720
1H'13
Actual
2H'13
Guidance
FY'13
Guidance
176
398 222
(Mid-Point Guidance)
(Mid-Point Guidance)

Q2 2013 EARNINGS RELEASE
2013 FINANCIAL GUIDANCE SUMMARY
* See appendix for non-GAAP reconciliations
2013 Full Year 2013 Full Year
Financial Outlook Financial Outlook
Growth Growth
2013E vs. 2012 2013E vs. 2012
Revenue (Mid-Point) Total Growth Organic Acquisition FX
Xylem Consolidated ~$3,720 -2 % to -1%                  -4% to -3% 2% -1%
Water Infrastructure ~$2,350 -4% to -3% -7% to -6%              4%                  -1%
Applied Water
~$1,440
0% to +2%            0% to +2% 0%                   0%
Segment Margin * 12.1% to 12.6% -220 bps to -170 bps
Operating Margin * 10.4% to 10.9% -250 bps to - 200 bps
EPS *  $1.40 to $1.50 $1.45 Mid Point
Free Cash Flow Conversion ~90% Restructuring Pmts, Realignment Capex, & 1x Spin Capex
Guidance Assumptions:
Operating Tax Rate
~21%
1H’13 Rate: ~22%; 2H’13 Rate: ~20%
Share Count
~186.4
Share Repurchase Program Maintains Current Share Count
Items Excluded from EPS:
Restructuring &
Realignment Costs
~$60 to $80
(Dollars In Millions, Except per Share Data)
‘13 Net Cost Savings $13 to $15; Realignment Cost $20-$30

Q2 2013 EARNINGS RELEASE
SUMMARY
•
Recalibrated Projections Based on 1
st
Half Performance,
Current Economic Environment and End Market Outlook
•
Significant Cost Reduction and Restructuring Actions
Underway
•
Maintaining Sharp Focus on Delivering Customer Value
Through New Product Launches
•
Driving Businesses to Achieve Higher Performance
•
Continuing to Transition Organization

Q2 2013 EARNINGS RELEASE
NON-GAAP MEASURES
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-
period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA”
defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA”
reflects the
adjustment to EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation as well as non-recurring restructuring and realignment costs.
"Adjusted Operating Income,” "Adjusted Segment Operating Income,” and “Adjusted EPS” defined as operating income and earnings per share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation, non-recurring restructuring and realignment costs and tax-related special items.
“Normalized EPS” defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense and stand-alone costs in the prior comparable period.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
“Realignment costs” defined as non-recurring costs not included in restructuring costs that are incurred as part of actions taken to reposition our business, including items such as professional fees, relocation, travel and other costs.

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ORGANIC & CONSTANT CURRENCY REVENUE GROWTH
Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (F - C) / A
Change % Change Change % Change
Revenue Revenue 2013 v. 2012 2013 v. 2012 FX Contribution Eliminations Adj. 2013 v. 2012 Adj. 2013 v. 2012
2013 2012
Six Months Ended June 30
Xylem Inc. 1,839 1,891 (52) -3% (46) (2) - (100) -5% -3%
Water infrastructure 1,147 1,193 (46) -4% (46) (1) - (93) -8% -4%
Applied Water 726 728 (2) 0% - (1) (4) (7) -1% -1%
Quarter Ended June 30
Xylem Inc. 960 966 (6) -1% (23) (4) - (33) -3% -1%
Water infrastructure 596 609 (13) -2% (23) (2) - (38) -6% -2%
Applied Water 381 373 8 2% - (1) (2) 5 1% 1%
Quarter Ended March 31
Xylem Inc. 879 925 (46) -5% (23) 2 - (67) -7% -5%
Water infrastructure 551 584 (33) -6% (23) 1 - (55) -9% -5%
Applied Water 345 355 (10) -3% - - (2) (12) -3% -3%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ORGANIC & CONSTANT CURRENCY ORDER GROWTH
Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (F - C) / A
Change % Change Change % Change
Orders Orders 2013 v. 2012 2013 v. 2012 FX Contribution Eliminations Adj. 2013 v. 2012 Adj. 2013 v. 2012
2013 2012
Six Months Ended June 30
Xylem Inc. 1,971 1,974 (3) 0% (51) - - (54) -3% 0%
Water infrastructure 1,248 1,255 (7) -1% (51) 1 - (57) -5% 0%
Applied Water 756 752 4 1% - (1) - 3 0% 0%
Quarter Ended June 30
Xylem Inc. 1,009 970 39 4% (25) (2) - 12 1% 4%
Water infrastructure 647 617 30 5% (25) (1) - 4 1% 5%
Applied Water 378 370 8 2% - (1) 1 8 2% 2%
Quarter Ended March 31
Xylem Inc. 962 1,004 (42) -4% (26) 2 - (66) -7% -4%
Water infrastructure 601 638 (37) -6% (26) 2 - (61) -10% -5%
Applied Water 378 382 (4) -1% - - (1) (5) -1% -1%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJUSTED DILUTED EPS
Q2 2012 Q2 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 966 966 960 960
Operating Income 129 6 a 135 70 28 c 98
Operating Margin 13.4% 14.0% 7.3% 10.2%
Interest Expense (13) (13) (14) (14)
Other Non-Operating Income (Expense) (1) (1) 1 1
Income before Taxes 115 6 121 57 28 85
Provision for Income Taxes (26) (3) b (29) (11) (8) d (19)
Net Income 89 3 92 46 20 66
Diluted Shares 186.2 186.2 186.1 186.1
Diluted EPS 0.48 $              0.01 $               0.49 $               0.25 $              0.11 $               0.36 $
Q2 YTD 2012 Q2 YTD 2013
As Reprted Ajustments Adjusted As Reported Adjustents Adjusted
Total Revenue 1,891 1,891 1,839 1,839
Operating Income 228 11 a 239 136 40 c 176
Operating Margin 12.1% 12.6% 7.4% 9.6%
Interest Expense (27) (27) (27) (27)
Other Non-Operating Income (Expense) (2) (2) (1) (1)
Income before Taxes 199 11 210 108 40 148
Provision for Income Taxes (47) (4) b (51) (21) (11) d (32)
Net Income 152 7 159 87 29 116
Diluted Shares 186.1 186.1 186.3 186.3
Diluted EPS 0.82 $              0.03 $               0.85 $               0.47 $              0.15 $               0.62 $
a One time separation costs
b Net tax impact of separation costs and special tax items
c Restructuring & realignment costs
d Net tax impact of restructuring & realignment costs and special tax items
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
($ Millions, except per share amounts)

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJUSTED OPERATING INCOME
Q2 Q2 YTD
'13 '12 '13 '12
Total Revenue
• Total Xylem 960 966 1,839 1,891
• Water Infrastructure 596 609 1,147 1,193
• Applied Water 381 373 726 728
Operating Income
• Total Xylem 70 129 136 228
• Water Infrastructure 41 93 83 167
• Applied Water 45 52 85 92
Operating Margin
• Total Xylem 7.3% 13.4% 7.4% 12.1%
• Water Infrastructure 6.9% 15.2% 7.2% 14.0%
• Applied Water 11.8% 13.9% 11.7% 12.6%
Separation Costs
• Total Xylem - 6 - 11
• Water Infrastructure - 1 - 3
• Applied Water - - - 1
Restructuring & Realignment Costs
• Total Xylem 28 - 40 -
• Water Infrastructure 22 - 32 -
• Applied Water 6 - 8 -
Adjusted Operating Income*
• Total Xylem 98 135 176 239
• Water Infrastructure 63 94 115 170
• Applied Water 51 52 93 93
Adjusted Operating Margin*
• Total Xylem 10.2% 14.0% 9.6% 12.6%
• Water Infrastructure 10.6% 15.4% 10.0% 14.2%
• Applied Water 13.4% 13.9% 12.8% 12.8%
*Adjusted Operating Income excludes restructuring
& realignment costs in 2013 and excludes non-
recurring separation costs in 2012.
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
FREE CASH FLOW
2013 2012
Net Cash - Operating Activities 62 $                      125 $
Capital Expenditures (60)                        (57)
Free Cash Flow, including separation costs 2                            68
Cash Paid for Separation Costs (incl. Capex) -                        18
Free Cash Flow, excluding separation costs* 2 $                         86 $
Net Income 87 152
Separation Costs, net of tax (incl. tax friction) -                        8
Net Income, excluding separation costs* 87 $                      160 $
Free Cash Flow Conversion 2% 54%
* Separation costs are not excluded in 2013
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)
Six Months Ended

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
XYLEM EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 51                        57                        108
Interest Expense (Income), net 12                        13                        25
Depreciation 25                        24                        49
Amortization 12                        13                        25
Stock Compensation 6                          6                          12
EBITDA 106                      113                      219
Restructuring & Realignment 12                        28                        40
Adjusted EBITDA 118                      141                      259
Revenue 879                      960                      1,839
Adjusted EBITDA Margin 13.4% 14.7% 14.1%
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 84                        115                      100                           89                              388
Interest Expense (Income), net 13                        13                        12                              13                              51
Depreciation 23                        21                        24                              26                              94
Amortization 11                        12                        12                              13                              48
Stock Compensation 5                          5                          6                                6                                22
EBITDA 136                      166                      154                           147                           603
Separation Costs 5                          6                          4                                7                                22
Restructuring & Realignment -                      -                      5                                19                              24
Adjusted EBITDA 141                      172                      163                           173                           649
Revenue 925                      966                      931                           969                           3,791
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 17.9% 17.1%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
($ Millions)
2013
2012

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
WATER INFRASTRUCTURE EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 42                        43                        85
Interest Expense (Income), net -                      (1)                         (1)
Depreciation 19                        17                        36
Amortization 9                          11                        20
Stock Compensation 1                          1                          2
EBITDA 71                        71                        142
Restructuring & Realignment 10                        22                        32
Adjusted EBITDA 81                        93                        174
Revenue 551                      596                      1,147
Adjusted EBITDA Margin 14.7% 15.6% 15.2%
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 75                        93                        86                              88                              342
Interest Expense (Income), net -                      -                      (1)                              -                            (1)
Depreciation 16                        15                        17                              20                              68
Amortization 10                        9                          10                              10                              39
Stock Compensation 1                          1                          3                                -                            5
EBITDA 102                      118                      115                           118                           453
Separation Costs 2                          1                          -                            1                                4
Restructuring & Realignment -                      -                      4                                15                              19
Adjusted EBITDA 104                      119                      119                           134                           476
Revenue 584                      609                      595                           637                           2,425
Adjusted EBITDA Margin 17.8% 19.5% 20.0% 21.0% 19.6%
2012
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)
2013

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
APPLIED WATER EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 40                        45                        85
Interest, net -                      -                           -
Depreciation 6                          5                          11
Amortization 2                          1                          3
Stock Compensation 1                          -                           1
EBITDA 49                        51                        100
Restructuring & Realignment 2                          6                          8
Adjusted EBITDA 51                        57                        108
Revenue 345                      381                      726
Adjusted EBITDA Margin 14.8% 15.0% 14.9%
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 40                        52                        43                              35                              170
Interest, net -                      -                      -                            -                            -
Depreciation 6                          6                          6                                5                                23
Amortization 1                          1                          1                                2                                5
Stock Compensation 1                          -                      2                                (1)                              2
EBITDA 48                        59                        52                              41                              200
Separation Costs 1                          -                      1                                -                            2
Restructuring & Realignment -                      -                      -                            5                                5
Adjusted EBITDA 49                        59                        53                              46                              207
Revenue 355                      373                      350                           346                           1,424
Adjusted EBITDA Margin 13.8% 15.8% 15.1% 13.3% 14.5%
2012
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)
2013

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
GUIDANCE
Illustration of Mid Point Guidance
2013 Guidance
FY '12 FY '13
As Reported Adjustments Adjusted As Projected Adjustments Adjusted
Total Revenue 3,791                3,791                 3,720                3,720
Segment Operating Income 512                     30                        a 542                      391                     70                        c 461
Segment Operating Margin 13.5% 14.3% 10.5% 12.4%
Corporate Expense 69                       (16)                       b 53                        63                       -                       63
Operating Income 443                     46                        489                      328                     70                        398
Operating Margin 11.7% 12.9% 8.8% 10.7%
Interest Expense (55)                      (55)                       (55)                      (55)
Other Non-Operating Income (Expense) -                      -                       (2)                        (2)
Income before Taxes 388                     46                        434                      271                     70                        341
Provision for Income Taxes (91)                      (13)                       d (104)                    (50)                      (22)                       d (72)
Net Income 297                     33                        330                      221                     48                        269
Diluted Shares 186.2                186.2                 186.4                186.4
Diluted EPS 1.59 $               0.18 $                1.77 $                1.19 $               0.27 $                1.45 $
a One time separation, restructuring and realignment costs incurred at the segment level
b One time separation, restructuring and realignment costs incurred at the corporate level
c Restructuring and realignment costs incurred at the segment level
d Net tax impact of above items, plus the addition of special tax items
Xylem Inc. Non-GAAP Reconciliation
Guidance
($ Millions, except per share amounts)

Q2 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJ. OPERATING INCOME AND MARGIN
Mid Point Guidance
2008 2009 2010 2011 2012 2013E
Revenue 3,291 2,849 3,202 3,803 3,791 3,720
Operating Income 315 276 388 395 443 328
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 8.8%
Restructuring & Realignment 41 31 15 - 24 70
Separation Costs* - - - 87 22 -
Adjusted Operating Income 356 307 403 482 489 398
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 10.7%
Stand-alone Costs - - - 5 28 -
Adj. Operating Income, excl. Stand-alone Costs 356 307 403 487 517 398
Adjusted Operating Margin, excl. Stand-alone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 10.7%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)
* 2013 separation costs are not excluded from adjusted operating income.